J.P. MORGAN MONEY MARKET FUNDS

JPMORGAN TRUST I

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMORGAN TRUST II

JPMorgan U.S. Government Money Market Fund

(All Share Classes)

(each, a “Fund” and together, the “Funds”)

Supplement dated November 1, 2024

to the Current Prospectuses, as supplemented

The adviser to each of the JPMorgan 100% U.S. Treasury Securities Money Market Fund (the “100% U.S. Treasury Securities Money Market Fund”) and JPMorgan U.S. Government Money Market Fund (the “U.S. Government Money Market Fund”) has contractually agreed to waive one basis point (0.01%) of its advisory fee on the average daily assets of the Fund in excess of $200 billion and $250 billion, respectively, for two years effective November 1, 2024.

To reflect this change, on November 1, 2024, the “More About the Funds — Expense Limitations” section of each Fund’s Prospectus is amended to add the following, as applicable.

100% U.S. Treasury Securities Money Market Fund

The Fund’s adviser has contractually agreed to waive one basis point (0.01%) of its advisory fee on the average daily assets of the Fund in excess of $200 billion. This waiver is in effect through 11/1/26, at which time it will be determined whether such waiver will be renewed or revised.

U.S. Government Money Market Fund

The Fund’s adviser has contractually agreed to waive one basis point (0.01%) of its advisory fee on the average daily assets of the Fund in excess of $250 billion. This waiver is in effect through 11/1/26, at which time it will be determined whether such waiver will be renewed or revised.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-MMF-1124